UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 APRIL 30, 2003



                              THE PITTSTON COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





         VIRGINIA                       1-9148                 54-1317776
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)





         P. O. BOX 18100
        1801 BAYBERRY COURT
            RICHMOND, VA                                       23226-8100
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)




                                   (804) 289-9600
                 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 9.    REGULATION FD DISCLOSURE

This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by The Pittston Company (the "Company") pursuant to Item 12 of Form 8-K, in accordance with SEC Release Nos. 33-8216; 34-47583, insofar as they disclose historical information regarding the Company's results of operations or financial condition for the quarter ended March 31, 2003.

On April 30, 2003 the Company issued a press release regarding its earnings for the first quarter ended March 31, 2003. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


 EXHIBIT

      99.1 Press Release dated April 30, 2003 issued by The Pittston Company.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE PITTSTON COMPANY
                               (Registrant)



                              By  /s/ Robert T. Ritter
                                  --------------------------------
                                  Robert T. Ritter
                                  Vice President and Chief Financial Officer


Dated: April 30, 2003

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                   DESCRIPTION

99.1      Press Release dated April 30, 2003 issued by The Pittston Company.